UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2008

ELEMENT 21 GOLF COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	0-15260	88-0218411
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Queens Quay East, Unit #1, Toronto, Ontario, Canada, M5A 4K9	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 416-362-2121

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 19, 2008, Element 21 Golf Company (the “Company”) issued a press release announcing its revenue for the three (3) months ended March 31, 2008. A copy of the Company’s press release is attached to this report as Exhibit 99.1 and incorporated herein by reference. The press release was based upon the Company’s Consolidated Statements of Operations for the nine (9) and three (3) months ended March 31, 2008 and March 31, 2007, of copy of such financial report attached to this report as Exhibit 99.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Element 21 Golf Company Press Release, issued May 19, 2008.
99.2	Element 21 Golf Company Consolidated Statements of Operations for the nine (9) and three (3) months ended March 31, 2008 and March 31, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEMENT 21 GOLF COMPANY

Date: May 21, 2008	By:	/s/ Nataliya Hearn
Nataliya Hearn
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Element 21 Golf Company Press Release, issued May 19, 2008.
99.2	Element 21 Golf Company Consolidated Statements of Operations for the nine (9) and three (3) months ended March 31, 2008 and March 31, 2007